UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024

XTI AEROSPACE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8123 InterPort Blvd., Suite C Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 680-7412

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	XTIA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Business Combination Agreement

As previously disclosed in a Current Report on Form 8-K filed by XTI Aerospace, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on October 23, 2023 (the “October 2023 8-K”), the Company entered into a Business Combination Agreement, dated as of October 23, 2023 (the “Combination Agreement”), with Damon Motors Inc., a British Columbia corporation (“Damon”), Grafiti Holding Inc., a British Columbia corporation (“Spinco”), and 1444842 B.C. Ltd., a British Columbia corporation (“Amalco Sub”), pursuant to which it is proposed that Amalco Sub and Damon amalgamate under the laws of British Columbia, Canada, with the amalgamated company continuing as a wholly-owned subsidiary of Spinco (the “Business Combination”), subject to the terms and conditions of the Combination Agreement.

On June 18, 2024, the Company, Damon, Spinco and Amalco Sub entered into an Amendment to the Business Combination Agreement (the “BCA Amendment”), which amends the Combination Agreement to, among other things, (i) grant Spinco certain consent rights under the Combination Agreement previously held by the Company, (ii) extend the date on which the Combination Agreement may be terminated from March 31, 2024 to September 30, 2024, (iii) require Damon to, immediately prior to the closing of the Business Combination (the “Closing Date”), issue to the Company such number of Damon common shares that will, upon exchange of Damon common shares for Spinco Common Shares pursuant to the Combination Agreement, have a value of $250,000 based on the initial listing price of Spinco Common Shares on Nasdaq (the “XTI Consent Fee Shares”), (iv) require Spinco to include the XTI Consent Fee Shares in its first resale registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), after the Closing Date and (v) exclude certain items, including the XTI Consent Fee Shares, from the definitions of Spinco Fully Diluted Shares and Company Fully Diluted Shares in the Combination Agreement.

The foregoing description of the BCA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Combination Agreement, which was filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 23, 2023, and the BCA Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and are incorporated by reference herein.

Amendment to Bridge Note, Bridge Note Warrant and SPA

As previously disclosed, on October 26, 2023, the Company purchased from Damon in a private placement (the “Damon Private Placement”) (i) a convertible note in an aggregate principal amount of $3.0 million (the “Bridge Note”) and (ii) a five-year warrant to purchase 1,096,321 shares of Damon common stock (the “Bridge Note Warrant”) for a purchase price of $3.0 million, pursuant to a securities purchase agreement (the “SPA”). The full principal balance and interest on the Bridge Note will automatically convert into common shares of Damon upon the public listing of Damon or a successor issuer thereof on a national securities exchange (a “Public Company Event”) based on a formula set forth in the Bridge Note. If the Business Combination is consummated, the Bridge Note will be converted into Spinco Common Shares and the Bridge Note Warrant will become exercisable for Spinco Common Shares.

Forms of the SPA, the Bridge Note and the Bridge Note Warrant were filed as Exhibits 10.1, 10.2 and 10.3, respectively, to the October 2023 8-K. References in this Current Report on Form 8-K to the “Bridge Notes,” the “Bridge Note Warrants” and the “SPAs” refer collectively to all of the convertible notes, warrants and securities purchase agreements issued or entered into by Damon, as applicable, in the Damon Private Placement.

June 18, 2024, the Company signed a letter agreement with Damon (the “Letter Agreement”), pursuant to which the Company agreed to certain amendments to the Bridge Notes, the Bridge Note Warrant and the SPAs (collectively, the “Damon Private Placement Amendment”), which amendments are deemed effective on the date that Damon received the consent of a majority of note and warrant holders. In accordance with the terms of the Bridge Notes, the Bridge Note Warrants and the SPAs, Damon entered into substantially similar letter agreements with other Damon securityholders representing more than 50% of the aggregate principal amount of all then-outstanding Bridge Notes (which is the minimum amount required to amend the Bridge Notes) and at least 50.01% in interest of the Bridge Notes at the time of the amendments (which is the minimum amount required to amend the Bridge Note Warrants and the SPAs).

Pursuant to the Letter Agreement and the other letter agreements Damon securityholders executed in connection with the Damon Private Placement Amendment, the Bridge Notes, the Bridge Note Warrants and the SPAs were amended to, among other things, (i) extend the maturity date of the Bridge Notes to September 30, 2024, (ii) amend the definition of Permitted Indebtedness in the Bridge Notes to (x) increase the amount of indebtedness Damon is permitted to incur on or after the initial closing of the Damon Private Placement for working capital and equipment financing, (y) include the incurrence of any debt or the issuance of any debt securities, whether secured or unsecured or in priority to the obligations of the Bridge Notes or not, by Damon or its subsidiaries to Spinco or Streeterville Capital, LLC and their respective affiliates, and any guarantee by Damon or its subsidiaries in respect of any such debt and any guarantee by Damon of any debt incurred by Spinco to Streeterville Capital, LLC and its affiliates (collectively, “Grafiti Indebtedness”) and (z) include accounts receivable factoring of Scientific Research and Experimental Development tax incentive receivables of Damon, (iii) amend the exercise price of the Bridge Note Warrants to $2.7364 (as adjusted thereunder), (iv) remove provisions from the Bridge Note Warrants that had entitled the holders thereof to liquidated damages and increases in the number of their warrant shares if the warrant shares were not covered by an effective registration statement within 180 days following the consummation of the Public Company Event, (v) remove full ratchet price protection provisions from the Bridge Note Warrants and (vi) waive the “most favored nation” right provided in Section 4.10 of each SPA in respect of any and all Grafiti Indebtedness.

The foregoing description of the Letter Agreement and the Damon Private Placement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Amendment to Business Combination Agreement, dated as of June 18, 2024, by and among XTI Aerospace, Inc., Grafiti Holding Inc., 1444842 B.C. Ltd. and Damon Motors Inc.
10.1	Letter Agreement, signed June 18, 2024, by and between Damon Motors Inc. and XTI Aerospace, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTI AEROSPACE, INC.

Date: June 24, 2024	By:	/s/ Scott Pomeroy
	Name:	Scott Pomeroy
	Title:	Chief Executive Officer

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